Financial instruments	12 Months Ended
Dec. 31, 2019
Investments, All Other Investments [Abstract]
Financial instruments
5.	Financial instruments:
Financial instruments consist of cash and cash equivalents, restricted cash, accounts receivable, accounts payable and accrued liabilities, and long-term debt. The fair values of cash and cash equivalents, restricted cash, accounts receivable, and accounts payable and accrued liabilities approximate carrying values because of their short-term nature. The long-term debt is classified as Level 2 of the fair value hierarchy. Based on a pricing model using observable market inputs, the Company has determined that the fair value of long-term debt at December 31, 2019 is $42,008. The carrying value of long-term debt at December 31, 2019 is $44,926 (note 12). The inputs to the pricing model included benchmark yields for debt with comparable credit risk. In prior years, the Company determined that the fair value of long-term debt approximated its carrying value.
The Company’s financial instruments are exposed to certain financial risks, including credit risk and market risk.

(a)	Credit risk:
Credit risk is the risk of financial loss to the Company if a partner or counterparty to a financial instrument fails to meet its contractual obligations and arises principally from the Company’s cash and cash equivalents and accounts receivable. The carrying amount of the financial assets represents the maximum credit exposure. The Company limits its exposure to credit risk on cash and cash equivalents by placing these financial instruments with high-credit quality financial institutions.
The Company is subject to credit risk related to its accounts receivable. The majority of the Company’s accounts receivable arise from product sales which are primarily due from drug distributors and hospitals. At December 31, 2019, approximately $4,400 of our accounts receivable was due from one distributor. The Company monitors the creditworthiness of its customers so that it can properly assess and respond to changes in their credit profile.

(b)	Market risk:
Market risk is the risk that changes in market prices, such as foreign currency exchange rates and interest rates will affect the Company’s income or the value of the financial instruments held.

(i)	Foreign currency risk:
Foreign currency risk is the risk that the fair value of future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates. The Company is exposed to foreign currency risk as a portion of the Company’s cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities, revenue, and operating expenses are denominated in other than U.S. dollars. The Company manages foreign currency risk by holding cash and cash equivalents in foreign currencies to support forecasted foreign currency cash outflows. The Company has not entered into any forward foreign exchange contracts.

(ii)	Interest rate risk:
Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Financial instruments that potentially subject the Company to interest rate risk include cash and cash equivalents. The Company is exposed to interest rate cash flow risk on its cash and cash equivalents as these instruments bear interest based on current market rates.